UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

AMERICAN EAGLE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO 80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2014, American Eagle Energy Corporation (“AMZG,” “we,” “us,” or “our”) provided a periodic operations update and reported the results for the quarter ended June 30, 2014. We also announced that we will be hosting a conference call to discuss the results. A copy of our press release of that update and our results is furnished and attached hereto as Exhibit 99.1. That press release includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than historical.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

On August 4, 2014, we announced a proposed offering of $175 million aggregate principal amount of our senior secured notes in a private placement to eligible purchasers. A copy of our press release of that announcement is furnished and attached hereto as Exhibit 99.2. That press release includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than historical.

The information referenced under Item 2.02 and Item 7.01 in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being “furnished” thereunder and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report, or other document filed by AMZG pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. AMZG undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or any of the Exhibits.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On July 14, 2014, we received the reserve report as of June 30, 2014 (the “Reserve Report”) prepared for us by our independent petroleum engineering firm, Ryder Scott Company, L.P. (“Ryder Scott”).

In the Reserve Report, Ryder Scott estimated the proved, probable, and possible reserves, future production, and income attributable to certain leasehold interests of AMZG as of June 30, 2014. The properties evaluated by Ryder Scott represent 100 percent of the total net proved, probable, and possible liquid hydrocarbon reserves and 100 percent of the total net proved, probable, and possible gas reserves of AMZG as of June 30, 2014.

A copy of the Reserve Report is attached hereto as Exhibit 99.3. Investors are cautioned to review the Reserve Report in its entirety.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press release of American Eagle Energy Corporation, dated August 4, 2014.

99.2	Press release of American Eagle Energy Corporation, dated August 4, 2014.

99.3	Report of Ryder Scott Company, L.P., as of June 30, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release of American Eagle Energy Corporation, dated August 4, 2014.

99.2	Press release of American Eagle Energy Corporation, dated August 4, 2014.

99.3	Report of Ryder Scott Company, L.P., as of June 30, 2014.